UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

c/o Deutsche Bank Trust Company Americas Trust & Agency Services 1 Columbus Circle, 17th Floor Mail Stop: NYC01-1710 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest, no par value	MSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

Announcement of Receipt of Quarterly Royalty Report from Cleveland-Cliffs Inc.

On April 28, 2023, Mesabi Trust received the quarterly royalty report of iron ore shipments out of Silver Bay, Minnesota during the quarter ended March 31, 2023 (the “Quarterly Royalty Report”) from Cleveland-Cliffs Inc. (“Cliffs”), the parent company of Northshore Mining Company (“Northshore”). As further explained under Item 7.01 below, the Quarterly Royalty Report indicated that the Mesabi Trust received no royalty payments on April 28, 2023.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Notice Not to Stand for Reappointment as Independent Registered Public Accounting Firm

On May 1, 2023, Baker Tilly US, LLP (“Baker Tilly”) notified the Trustees of Mesabi Trust that it will not stand for re-appointment as the independent registered public accounting firm of Mesabi Trust.

The audit reports of Baker Tilly on Mesabi Trust’s financial statements as of and for each of the fiscal years ended January 31, 2023 and January 31, 2022, and the interim financial statements, did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

From February 1, 2021 through the date of the notice not to stand for reappointment as independent registered public accounting firm to Mesabi Trust, there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its reports. From February 1, 2023 through the date of the notice not to stand for re-appointment, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Mesabi Trust has provided Baker Tilly a copy of the disclosures in this Form 8-K and an opportunity to furnish Mesabi Trust with a letter addressed to the Securities and Exchange Commission (“SEC”) containing any new information, clarification of the expression of Mesabi Trust’s views, or the respects in which it does not agree with the statements made by Mesabi Trust herein.  Baker Tilly has advised Mesabi Trust that it has reviewed this filing and agrees with the responses.  Baker Tilly has provided a letter addressed to the SEC in response to Item 304(a)(3) of Regulation S-K annexed hereto as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.01Regulation FD.

Quarterly Royalty Report

On April 28, 2023, the Trustees of Mesabi Trust received the Quarterly Royalty Report from Cliffs, the parent company of Northshore.

As reported to Mesabi Trust by Cliffs in the Quarterly Royalty Report, based on production and shipments of iron ore products by Northshore during the three months ended March 31, 2023, Mesabi Trust was credited with a base royalty of $0.  Also for the three months ended March 31, 2023, Mesabi Trust was credited with a bonus royalty in the amount of $0.  After applying reductions totaling $2,298,119 as a result of negative adjustments related to changes in estimates from prior quarters, Cliffs paid Mesabi Trust no royalty ($0) during the quarter ended March 31, 2023.  Cliffs also invoiced Mesabi Trust $2,022,996 related to these negative adjustments, reflecting negative adjustments net of the Advance Royalties due for the quarter ended March 31, 2023.  In addition, a royalty payment of $0 was paid to the Mesabi Land Trust.  Accordingly, the total royalty payments received by Mesabi Trust on April 28, 2023 from Cliffs was $0.

Paragraph 9 of the royalty agreement requires Northshore to pay advance royalties in equal quarterly installments regardless of any reduction or suspension of operations by Northshore or any other reason. Cliffs did not pay Mesabi Trust the Advance Royalties for the first quarter 2023.  Cliffs provided no justification under the Royalty Agreement for not paying Advance Royalties due for the first quarter of 2023.

The royalties paid to Mesabi Trust are based on the volume of iron ore pellets produced or shipped during the quarter and the year to date, the pricing of iron ore product sales, and the percentage of iron ore pellet shipments from Mesabi Trust lands rather than from non-Mesabi Trust lands. In the first calendar quarter of 2023, Cliffs credited Mesabi Trust with zero (0) tons shipped or produced during the quarter, as compared to 1,069,456 tons shipped or produced during the first calendar quarter of 2022.

The volume of iron ore pellets (and other iron ore products) produced or shipped by Northshore varies from quarter to quarter and year to year based on a number of factors, including, among others, Cliffs’ decisions to idle Northshore operations (which was the situation between spring 2022 through March 2023), the requested delivery schedules of customers (including affiliates), general economic conditions in the iron ore industry, production schedules and weather conditions on the Great Lakes. These multiple factors can result in significant variations in royalties received by Mesabi Trust (and in turn, the resulting funds available for distribution to Unitholders by Mesabi Trust) from quarter to quarter and from year to year.  These variations, which can be positive or negative, cannot be predicted by the Trustees of Mesabi Trust.  Based on the above factors, and as indicated by Mesabi Trust’s historical distribution payments, the royalties received by Mesabi Trust, and the distributions paid to Unitholders, if any, in any particular quarter are not necessarily indicative of royalties that will be received, or distributions that will be paid, if any, in any subsequent quarter or full year.

Cliffs’ quarterly royalty reports normally present royalty calculations and volume shipment or production amounts that are based on estimated iron ore prices that are subject to change.  It is possible that future negative price adjustments could offset, or even eliminate, royalties or royalty income that would otherwise be payable to Mesabi Trust in any particular quarter, or at year end, thereby potentially reducing cash available for distribution to Mesabi Trust’s Unitholders in future quarters.

Cliffs’ Announcement to Partially Restart Northshore Operations

As previously disclosed, on April 25, 2023, Cliffs announced that “higher levels of steel production have led to the partial restart of some operations at … [its] iron ore mining and pelletizing swing facility at Northshore earlier this month. In addition, Cliffs announced that it …” will continue to treat that facility as our swing operation.  And at this time, we still do not expect to operate Northshore in full any time this year.”  The Trustees have not been provided with any additional information regarding the anticipated volume of production, stockpiling or shipping of iron ore products at the Northshore operations in Babbitt and Silver Bay, Minnesota.

Forward-looking Statements

This report contains certain forward-looking statements based on Cliffs’ publicly announced plans with respect to Northshore in the future, which statements are intended to be made under the safe harbor protections of the Private Securities Litigation Reform Act of 1995, as amended.  The length of the idling of Northshore operations could differ materially from current expectations due to inherent risks and uncertainties such as general adverse business and industry economic trends, uncertainties arising from war, terrorist events, recession, potential future impacts of the coronavirus (COVID-19) pandemic, and other global events, higher or lower customer demand for steel and iron ore, decisions by mine operators regarding curtailments or idling of production lines or entire plants, announcements and implementation of trade tariffs, environmental compliance uncertainties, difficulties in obtaining and renewing necessary operating permits, higher imports of steel and iron ore substitutes, processing difficulties, consolidation and restructuring in the domestic steel market, and other factors.  Cliffs’ implementation of, or changes to, these plans are beyond Mesabi Trust’s control.  As such, such statements are subject to risks and uncertainties, which could cause actual results to differ materially.  Additional information concerning these and other risks and uncertainties is contained in Mesabi Trust’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2023 (filed on April 24, 2023).  Mesabi Trust undertakes no obligation to publicly update or revise any of the forward-looking statements made herein to reflect events or circumstances after the date hereof.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
16.1*	Letter from Baker Tilly US, LLP, dated May 3, 2023

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

* Filed herewith

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

By: /s/ Chris Niesz

Chris Niesz

Vice President

Deutsche Bank Trust Company Americas,

Corporate Trustee of Mesabi Trust

Dated: May 4, 2023